UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	000-52421	20-2281511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 763-226-2701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement to Sell Fairmont Nebraska Ethanol Plant.

On October 15, 2012, Advanced BioEnergy, LLC (the “Company”) and its wholly-owned subsidiary ABE Fairmont, LLC (“ABE Fairmont”), entered into an asset purchase agreement (the “APA”) with Flint Hills Resources Fairmont, LLC, a Delaware limited liability company (“FHR Fairmont”), and Flint Hills Resources LLC, a Delaware limited liability company (“FHR”).

Under the terms of the APA, the Company and ABE Fairmont have agreed to sell to FHR Fairmont substantially all of the assets of ABE Fairmont’s ethanol and related distillers and non-food grade corn oil businesses located in Fairmont, Nebraska (the “Acquired Assets”). The purchase price for the Acquired Assets is $160.0 million, plus the value of ABE Fairmont’s inventory at closing and FHR Fairmont’s assumption of certain agreed-upon liabilities related to the operation of the business following the closing. The Company expects the inventory value to be approximately $15.0 million at closing. The transaction is subject to customary closing conditions (including regulatory approvals) and contains normal and customary representations and warranties, and indemnification obligations. The indemnification obligations of the Company and ABE Fairmont under the APA will be secured by a $12.5 million third party escrow, with scheduled release dates on the 9-month and 18-month anniversary of closing. The Company expects the transaction to close later this year.

Consent of Unit Holders

Subsequent to approval of the APA by the Board of Directors of the Company, holders of units of ownership interest (“Unit holders”) owning more than 58 percent of the Company’s outstanding units delivered an irrevocable written Unit holder consent approving the APA and the transactions contemplated by the APA, as required under the Company’s Operating Agreement. Accordingly, no further Company Unit holder consent is required prior to closing.

Repayment of ABE Fairmont Debt; Ongoing Operations in South Dakota; Distribution to Unit Holders

The Company and ABE Fairmont will use the proceeds from the transaction to, among other things, repay indebtedness associated with the ABE Fairmont plant and pay transaction costs. After paying off ABE Fairmont’s debt, the Company intends to make a cash distribution to its Unit holders. The Company has not yet determined the amount of the cash distribution, but it will depend upon the Company’s cash resources, its anticipated future working capital needs, and other potential uses of the proceeds of the transaction. After closing the transaction, the Company will continue to own and operate its South Dakota ethanol plants.

Information About the APA

The description of the APA contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The APA should not be read alone but should be read in connection with other information regarding the Company that is, or will be, contained in or incorporated into the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Proxy Statements, Information Statements, and other documents the Company files with the Securities and Exchange Commission (the “SEC”).

Additional Information to be Delivered to the Company’s Unit Holders of Record

In connection with the transaction underlying the APA, the Company intends to file an Information Statement (the “Information Statement”) with the SEC in accordance with Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the SEC filing process, we will mail the Information Statement to our Unit holders. We recommend Unit holders read the Information Statement and other relevant documents filed with the SEC when they become available because those documents will contain important information about the transaction and the continuing operations of the Company after the closing date of the transaction.

Unit holders may also obtain a copy of the Information Statement when it becomes available, as well as other documents filed by us with the SEC, by visiting the Company’s website at www.advancedbioenergy.com. Copies of the Information Statement, when it becomes available, and our other filings with the SEC may also be obtained from us by writing to the Corporate Secretary, Advanced BioEnergy, LLC, 8000 Norman Center Drive, Bloomington, Minnesota 55437, or by calling our Corporate Secretary at 763-226-2701.

Item 7.01 Regulation.

On October 16, 2012, the Company and FHR issued a joint press release announcing the entry into the APA, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Exchange Act, nor will it be deemed incorporated by reference in any filing under either the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Exhibits

2.1	Asset Purchase Agreement dated as of October 15, 2012, by and among ABE Fairmont, LLC, Advanced BioEnergy, LLC, Flint Hills Resources Fairmont, LLC, and Flint Hills Resources, LLC

99.1	Joint press release of Advanced BioEnergy, LLC and Flint Hills Resources dated October 16, 2012

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations about future events. These statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events may differ materially from what is expressed in such forward-looking statements due to numerous factors. These include uncertainties as to the timing of the closing of the Asset Sale; the possibility that various closing conditions for the transaction may not be satisfied or waived; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers and other business partners. Further information and risks regarding factors that could affect our business, operations, financial results or financial positions are discussed from time to time in the Company’s SEC filings and reports, and will be discussed in the Information Statement that the Company will provide to Unit holders. We caution you not to place undue reliance on any forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Richard R. Peterson
President, Chief Executive Officer and
Financial Officer

Date: October 16, 2012

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